Acquisitions, Dispositions And Other Adjustments (Pro-Forma Consolidated Results Of Operations) (Details) - Time Warner Inc. [Member] - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Business Acquisition Pro Forma Information [Line Items]
Total operating revenues	$ 183,651	$ 188,769
Net Income Attributable to AT&T	$ 20,814	$ 31,380
Basic Earnings Per Share Attributable to AT&T	$ 2.86	$ 4.3
Diluted Earnings Per Share Attributable to AT&T	$ 2.85	$ 4.26